                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    At April 25, 1999, the Registrant had the following subsidiary companies, all of which are wholly owned unless otherwise indicated in the footnotes:

                                                                                                JURISDICTION OF
                  COMPANY                                                                        INCORPORATION
-------------------------------------------------------------------------------------------  ---------------------
Subsidiaries producing manufactured housing:
    Fleetwood Homes of Alabama, Inc.(1)....................................................  Alabama
    Fleetwood Homes of Arizona, Inc........................................................  Arizona
    Fleetwood Homes of California, Inc.....................................................  California
    Fleetwood Homes of Florida, Inc........................................................  Florida
    Fleetwood Homes of Georgia, Inc........................................................  Georgia
    Fleetwood Homes of Idaho, Inc..........................................................  Idaho
    Fleetwood Homes of Indiana, Inc........................................................  Indiana
    Fleetwood Homes of Kentucky, Inc.......................................................  Kentucky
    Fleetwood Homes of Mississippi, Inc....................................................  Mississippi
    Fleetwood Homes of North Carolina, Inc.................................................  North Carolina
    Fleetwood Homes of Oklahoma, Inc.(1)...................................................  Oklahoma
    Fleetwood Homes of Oregon, Inc.........................................................  Oregon
    Fleetwood Homes of Pennsylvania, Inc...................................................  Pennsylvania
    Fleetwood Homes of Tennessee, Inc......................................................  Tennessee
    Fleetwood Homes of Texas, Inc..........................................................  Texas
    Fleetwood Homes of Virginia, Inc.......................................................  Virginia
    Fleetwood Homes of Washington, Inc.....................................................  Washington
    North River Homes, Inc.(1)(2)..........................................................  Alabama

Subsidiaries producing motor homes:
    Fleetwood Motor Homes of California, Inc...............................................  California
    Fleetwood Motor Homes of Indiana, Inc..................................................  Indiana
    Fleetwood Motor Homes of Pennsylvania, Inc.............................................  Pennsylvania

Subsidiaries producing travel trailers:
    Fleetwood Travel Trailers of California, Inc...........................................  California
    Fleetwood Travel Trailers of Indiana, Inc..............................................  Indiana
    Fleetwood Travel Trailers of Maryland, Inc.............................................  Maryland
    Fleetwood Travel Trailers of Nebraska, Inc.............................................  Nebraska
    Fleetwood Travel Trailers of Ohio, Inc.................................................  Ohio
    Fleetwood Travel Trailers of Oregon, Inc...............................................  Oregon
    Fleetwood Travel Trailers of Texas, Inc................................................  Texas
    Fleetwood Travel Trailers of Virginia, Inc.............................................  Virginia
    Fleetwood Canada Ltd.(3)...............................................................  Ontario, Canada

Subsidiary producing folding trailers:
    Fleetwood Folding Trailers, Inc........................................................  Delaware

Supply subsidiaries:
    Gold Shield, Inc.......................................................................  California
    Gold Shield of Indiana, Inc............................................................  Indiana
    Hauser Lake Lumber Operation, Inc......................................................  Idaho

Subsidiaries involved in manufactured housing retail business:
    Expression Homes Corporation(4)........................................................  Delaware

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

                                                                                                JURISDICTION OF
                  COMPANY                                                                        INCORPORATION
-------------------------------------------------------------------------------------------  ---------------------
    Fleetwood Retail Corp..................................................................  Delaware
    Fleetwood Retail Investment Corp.......................................................  California
    Fleetwood Retail Corp. of Alabama......................................................  Delaware
    Fleetwood Retail Corp. of Arizona......................................................  Arizona
    Fleetwood Retail Corp. of Arkansas.....................................................  Arkansas
    Fleetwood Retail Corp. of California...................................................  California
    Fleetwood Retail Corp. of Colorado.....................................................  Colorado
    Fleetwood Retail Corp. of Florida......................................................  Florida
    Fleetwood Retail Corp. of Georgia......................................................  Delaware
    Fleetwood Retail Corp. of Idaho........................................................  Idaho
    Fleetwood Retail Corp. of Illinois.....................................................  Illinois
    Fleetwood Retail Corp. of Kansas.......................................................  Delaware
    Fleetwood Retail Corp. of Louisiana....................................................  Louisiana
    Fleetwood Retail Corp. of Missouri.....................................................  Missouri
    Fleetwood Retail Corp. of Mississippi..................................................  Mississippi
    Fleetwood Home Centers of Nevada, Inc..................................................  Nevada
    Fleetwood Retail Corp. of New Mexico...................................................  New Mexico
    Fleetwood Retail Corp. of North Carolina...............................................  North Carolina
    Fleetwood Retail Corp. of Oklahoma.....................................................  Oklahoma
    Fleetwood Retail Corp. of Oregon.......................................................  Oregon
    Fleetwood Retail Corp. of South Carolina...............................................  Delaware
    Fleetwood Retail Corp. of Tennessee....................................................  Tennessee
    Fleetwood Home Centers of Texas, Inc...................................................  Texas
    Fleetwood Retail Corp. of Washington...................................................  Delaware
    Fleetwood Retail Corp. of Virginia.....................................................  Virginia
    Fleetwood Retail Corp. of West Virginia................................................  West Virginia

Other subsidiaries:
    Buckingham Development Co..............................................................  California
    C.V. Aluminum, Inc.(1).................................................................  California
    Continental Lumber Products, Inc.......................................................  California
    Fleetwood Foreign Sales Corp...........................................................  U.S. Virgin Islands
    Fleetwood Holidays, Inc................................................................  Florida
    Fleetwood International, Inc...........................................................  California
    Fleetwood Recreational Vehicles of Michigan, Inc.(1)...................................  Michigan
    Gibraltar Insurance Company, Ltd.......................................................  Bermuda
    GSF Installation Co.(1)................................................................  California

---------

(1) Wholly owned subsidiary inactive at April 25, 1999.

(2) Wholly owned subsidiary of Fleetwood Homes of Alabama, Inc.

(3) Wholly owned subsidiary of Fleetwood International, Inc.

(4) Wholly owned subsidiary of Fleetwood Retail Investment Corp.

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